Exhibit 10.15

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of January 29, 2021 (this “Amendment No. 1”) to the Credit Agreement referred to below, among TAMPA ELECTRIC COMPANY, a Florida corporation (the “Borrower”), the Lenders and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of February 6, 2020 (the “Credit Agreement”).  The Borrower and the Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

(a)  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” and “the Credit Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

(b)  The below definition as set forth in Exhibit A to the Credit Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means April 29, 2021.”

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders that (a) its representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 (unless such representation and warranty relates solely to another time, in which event such representation or warranty is true and correct as of such other time) and (b) no Event of Default or Inchoate Default shall have occurred and be continuing.

Section 4.  Conditions Precedent to Effectiveness.  This Amendment No. 1 including the amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the occurrence of the following conditions precedent (such date, the “Amendment No. 1 Effective Date”):

(a) Amendment.  Delivery to Administrative Agent of one or more counterparts of this Amendment No. 1 duly executed by the Borrower and each of the Lenders (or written evidence satisfactory to Administrative Agent of the execution thereof by the parties thereto).

(b) Payment of Fees.  All amounts required to be paid by the Borrower to the Lenders and the Administrative Agent under Section 8.4 of the Credit Agreement (including the fees and expenses of Milbank LLP) in connection with the execution and delivery of the Amendment No. 1, and all fees and other costs payable in connection with the execution and delivery of the documents and instruments referred to in this Section 4 (or incorporated herein by reference) shall have been paid in full.

(c) Representations and Warranties. (i) Each representation and warranty set forth in Article IV of the Credit Agreement shall be true and correct as if made on and as of the Amendment No. 1 Effective Date, before and after giving effect thereto, unless such representation or warranty relates solely to another time, in which event such representation or warranty shall be true and correct as of such other time, and (ii) no Event of Default or Inchoate Default shall have occurred and is continuing or will result from the occurrence of the Amendment No. 1 Effective Date.

(d) Certificate of the Borrower.  Administrative Agent shall have received (i) a certificate, dated as of the Amendment No. 1 Effective Date, signed by a Responsible Officer of the Borrower, in substantially the form of Exhibit G but modified to reflect Amendment No. 1 and the transactions contemplated hereby and (ii) secretary certificates of the Borrower, substantially consistent with the one delivered on the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent.

(e) Beneficial Ownership Certification.  To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least four days prior to the Amendment No. 1 Effective Date, any Lender that has requested, in a written notice to the Borrower at least 8 days prior to the Amendment No. 1 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this Section 4(e) shall be deemed to be satisfied).

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6.  Credit Facility Document.  The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Facility Documents, nor constitute a waiver or novation of any provision of any of the Credit Facility Documents. On and after the effectiveness of this Amendment No. 1, this Amendment No. 1 shall for all purposes constitute a Credit Facility Document.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

TAMPA ELECTRIC COMPANY

By: /s/ Gregory W. Blunden

  Name: Gregory W. Blunden

Title:  Treasurer and Chief Financial Officer

By: /s/ Jeffrey S. Chronister

  Name: Jeffrey S. Chronister

Title:  Vice President – Finance and Controller

[Signature Page – Amendment No. 1]

LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Lender

By:  /s/ Gregory R. Gredvig
Name: Gregory R. Gredvig
Title:  Director

[Signature Page – Amendment No. 1]

JPMORGAN CHASE BANK, N.A.

as Lender

By:  /s/ Nancy R. Barwig
Name:  Nancy R. Barwig
Title: Executive Director

[Signature Page – Amendment No. 1]

ROYAL BANK OF CANADA,
as Lender

By:  /s/ David Gazley

Name: David Gazley
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

MUFG BANK, LTD., CANADA BRANCH,

as Lender

By:  /s/ Nirushan Thambirajah
Name: Nirushan Thambirajah
Title: Director

[Signature Page – Amendment No. 1]

THE BANK OF NOVA SCOTIA,
as Lender

By:  /s/ David Dewar
Name:  David Dewar
Title: Director

[Signature Page – Amendment No. 1]